SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

Transamerica ClearTrack® Retirement Income

1801 California Street, Suite 5200

Denver, CO 80202

January 6, 2021

Thank you for being a valued Transamerica shareholder.

We are reaching out to provide you with additional information regarding a new sub-adviser for each of the Transamerica ClearTrack® funds as listed above, each a series of Transamerica Funds (each, a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Funds. We encourage you to store this document with your Transamerica investment information.

On September 22-23, 2021, the Board of Trustees unanimously approved a new sub-adviser for each of the Funds, Wilshire Advisors LLC (“Wilshire”), who began sub-advising the Funds on December 6, 2021, replacing the Funds’ prior sub-adviser, Franklin Advisers, Inc. Transamerica Asset Management, Inc. (“TAM”) continues to serve as each Fund’s investment manager. Based on the information provided by TAM and Wilshire, the Board concluded that the change in sub-adviser was in the best interests of each Fund and its shareholders.

If you have any questions, please call Customer Service at 1-888-233-4339, Monday through Friday; hours of operation as posted on the Funds’ website at www.transamerica.com/contact-us.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA FUNDS

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

Transamerica ClearTrack® Retirement Income

January 6, 2021

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (the “Trust”) to the shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for each Fund. The Funds are now sub-advised by Wilshire Advisors LLC (“Wilshire” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and Wilshire (the “Wilshire Sub-advisory Agreement”). A copy of the Wilshire Sub-advisory Agreement is attached hereto as Exhibit A.

Wilshire began sub-advising the Funds on December 6, 2021. Prior to that date, Franklin Advisers, Inc. (“Franklin Advisers”) served as the sub-adviser to each Fund. On August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly owned subsidiary of Franklin Resources, Inc., merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly owned subsidiary of Franklin Resources, Inc. All of QS Investors’ rights and obligations under the sub-advisory agreements with TAM with respect to the Funds were transferred to Franklin Advisers, and Franklin Advisers began serving as the sub-adviser to each Fund effective as of that date.

In connection with the change in sub-adviser, and as discussed in the supplement to the Funds’ prospectus, summary prospectuses and statement of additional information dated September 29, 2021, and also reflected in each Fund’s summary prospectuses dated March 1, 2021, as revised December 6, 2021, the following changes were made effective upon the change to Wilshire: (i) each Fund’s principal investment strategies and principal risks were revised; (ii) each Fund’s management fee schedule was lowered; (iii) the investment objective of each Fund (other than Transamerica ClearTrack® 2015 and Transamerica ClearTrack® Retirement Income) was revised; and (iv) the benchmark for each Fund was changed. TAM continues to serve as each Fund’s investment manager. In approving the Wilshire Sub-advisory Agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds.

In addition, as described in the supplement, effective as of December 6, 2021, Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 were closed to most new investors. Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 will remain closed until further notice. The Funds reserve the right to modify the terms of the closure at any time and to accept or reject any investment for any reason.

This Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of December 6, 2021 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about January 6, 2021. The Funds will bear their allocated costs associated with preparing and distributing this Information Statement and the Notice to their respective shareholders.

The annual report of each of the Funds is sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of the Funds is October 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least July 6, 2022 at https://www.transamerica.com/sites/default/files/files/e070d/tf-qs-franklin-to-wilshire-info-stmt.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

Transamerica ClearTrack® Retirement Income

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to shareholders of the Funds of a recent change in the sub-adviser to each Fund. The Board, upon the recommendation of TAM, has approved the Wilshire Sub-advisory Agreement between TAM and Wilshire with respect to the Funds.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the Order, the Funds have agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to each Fund’s shareholders as of the record date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of Wilshire as the new sub-adviser to each Fund, or the Wilshire Sub-advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the replacement of the Funds’ prior sub-adviser with Wilshire and has entered into the Wilshire Sub-advisory Agreement. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to each Fund’s investment style and process.

Q.	Why was Wilshire appointed as the new sub-adviser?

A.

Following its review and consideration, the Board approved the appointment of Wilshire as the sub-adviser to the Funds in replacement of the Funds’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Wilshire’s experience managing the proposed investment strategies for the Funds and potential to provide the Funds with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes Wilshire and the terms of the Wilshire Sub-advisory Agreement.

THE FUNDS AND THEIR MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to the Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 16-17, 2021. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreement are not expected to change in light of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of Wilshire. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Wilshire or any other person controlling, controlled by or under common control with Wilshire. None of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Wilshire or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

From August 7, 2021 to December 6, 2021, Franklin Advisers, Inc. (“Franklin Advisers”) served as sub-adviser to each Fund. On August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly owned subsidiary of Franklin Resources, Inc., merged with and into Franklin Advisers, also a wholly owned subsidiary of Franklin Resources, Inc. QS Investors served as sub-adviser to Funds from March 1, 2015 until this merger. All of QS Investors’ rights and obligations under the sub-advisory agreements with TAM with respect to the Funds were transferred to Franklin Advisers, and Franklin Advisers began serving as the sub-adviser to each Fund effective as of that date. Franklin Advisers is located at One Franklin Parkway, San Mateo, CA 94403.

Franklin Advisers provided sub-advisory services to each Fund pursuant to an Amended and Restated Investment Sub-advisory Agreement between TAM and Franklin Advisers with respect to each Fund (the “Franklin Advisers Sub-advisory Agreement”). As sub-adviser to the Funds, Franklin Advisers was responsible for sub-advising the assets of each Fund in a manner consistent with the terms of the Franklin Advisers Sub-advisory Agreement and the investment objective, strategies and policies of each Fund. The Franklin Advisers Sub-advisory Agreement dated August 7, 2021, was last approved by the Board, including a majority of the Independent Board Members, on June 16-17, 2021.

QS Investors was initially approved as sub-adviser to the Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050 and Transamerica ClearTrack® Retirement Income by the Board, including a majority of the Independent Board Members, at a meeting held on December 11-12, 2014. QS Investors was initially approved as a sub-adviser to Transamerica ClearTrack® 2055 and Transamerica ClearTrack® 2060 by the Board, including a majority of the Independent Board Members, at a meeting held on March 8-9, 2017. Pursuant to the terms of the Order, investor approval of the Sub-advisory Agreements with QS Investors was not required.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Wilshire under the Wilshire Sub-advisory Agreement and the sub-advisory fees paid by TAM to Franklin Advisers under the Franklin Advisers Sub-advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Wilshire Sub-advisory Agreement was approved by the Board at a meeting held on June 16-17, 2021, and became effective as of December 6, 2021. The Wilshire Sub-advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the Wilshire Sub-advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of each applicable Fund.

The terms of the Franklin Advisers Sub-advisory Agreement and those of the Wilshire Sub-advisory Agreement are similar, except as noted below. The Wilshire Sub-advisory Agreement provides that TAM shall pay Wilshire the greater of (i) an annual minimum fee of $200,000 per annum and (ii) an asset-based sub-advisory fee rate. The asset-based sub-advisory fee rates payable by TAM to Wilshire under the Wilshire Sub-advisory Agreement are the same as the asset-based sub-advisory fee rates paid by TAM to Franklin Advisers under the Franklin Advisers Sub-advisory Agreement. However, effective with the Wilshire Sub-advisory Agreement, a lower management fee payable by the Funds to TAM went into effect as of December 6, 2021. A description of the new management fee schedule and the sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the Wilshire Sub-advisory Agreement, subject to the supervision of the Trust’s Board and TAM, Wilshire shall provide the Funds with a continuous investment program consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus, Summary Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to Wilshire. The Franklin Advisers Sub-advisory Agreement contained similar provisions.

The Wilshire Sub-advisory Agreement provides that Wilshire will place orders for the execution of portfolio transactions with or through such brokers, dealers, foreign currency dealers, futures commission merchants or others as it may select including affiliates of the Sub -Adviser (as permitted under applicable law) and, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended. The Wilshire Sub-advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Funds, Wilshire may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged. The Franklin Advisers Sub-advisory Agreement contained similar provisions.

The Wilshire Sub-advisory Agreement provides that Wilshire now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and TAM has no objection to Wilshire so acting, if Wilshire duly performs all of its obligations under the agreement. Wilshire may also give advice and take action with respect to any of its other clients or for its own account that may differ from the timing or nature of action taken by it with respect to the Funds. Nothing in the Wilshire Sub-advisory Agreement imposes upon Wilshire any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Funds, any security which Wilshire or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own accounts or for the account of any other client. The Franklin Advisers Sub-advisory Agreement did not contain these provisions.

The Wilshire Sub-advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon 60 days’ prior written notice to Wilshire, without the payment of any penalty; (iii) may be terminated by Wilshire upon 60 days’ prior written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of Wilshire. The Franklin Advisers Sub-advisory Agreement contained similar provisions, but provided that it may be terminated by Franklin Advisers upon 90 days’ prior written notice to TAM.

The Wilshire Sub-advisory Agreement requires that Wilshire, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to Wilshire relating to the services provided pursuant to the Wilshire Sub-advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Franklin Advisers Sub-advisory Agreement contained a similar provision.

The Wilshire Sub-advisory Agreement provides that, unless TAM advised Wilshire in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, Wilshire will exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s allocated assets managed by Wilshire, in accordance with Wilshire’s proxy voting policies and procedures without consultation with TAM or the Funds. The Franklin Advisers Sub-advisory Agreement also contained this provision.

The Wilshire Sub-advisory Agreement provides that Wilshire shall be responsible only for rendering services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Funds, provided that Wilshire is not protected against any liability to TAM or the Funds to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations or duties under the Wilshire Sub-advisory Agreement. The Franklin Advisers Sub-advisory Agreement also contained this provision.

The Wilshire Sub-advisory Agreement requires Wilshire to make certain representations and covenants, including concerning Wilshire’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Wilshire is managing each Fund, and Wilshire’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Franklin Advisers Sub-advisory Agreement contained similar provisions.

The Wilshire Sub-advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York. The Franklin Advisers Sub-advisory Agreement also provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Wilshire Sub-advisory Agreement. The summary of the Wilshire Sub-advisory Agreement set forth herein is qualified in its entirety by provisions of the Wilshire Sub-advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee schedule payable by each Fund to TAM was reduced. Under the Management Agreement, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09%
In excess of $4 billion	0.08%

Prior to December 6, 2021, each Fund paid TAM on an annual basis the following management fee based on its average daily net assets:

First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37%
In excess of $4 billion	0.36%

Management fees are accrued daily and paid by each Fund monthly. As of October 31, 2021, the net assets of each Fund were:

Fund	Net Assets
Transamerica ClearTrack® 2015	$35,835,857
Transamerica ClearTrack® 2020	$37,758,923
Transamerica ClearTrack® 2025	$60,305,637
Transamerica ClearTrack® 2030	$64,368,346
Transamerica ClearTrack® 2035	$67,094,437
Transamerica ClearTrack® 2040	$59,264,234
Transamerica ClearTrack® 2045	$40,411,392
Transamerica ClearTrack® 2050	$34,598,274
Transamerica ClearTrack® 2055	$1,003,357
Transamerica ClearTrack® 2060	$939,500
Transamerica ClearTrack® Retirement Income	$60,940,149

Contractual arrangements have been made with TAM, through March 1, 2025 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The following chart compares the actual management fees paid by each Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2021 to a hypothetical example of management fees that would have been paid by each Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from November 1, 2020 through October 31, 2021

Fund	Actual	Actual	Hypothetical	Hypothetical	Percent Difference
	Under Former Management Fee Schedule (Prior to Waivers/Expense Reimbursements)	Under Former Management Fee Schedule (After Waivers/Expense Reimbursements)	Under New Management Fee Schedule (Prior to Waivers/Expense Reimbursements)	Under New Management Fee Schedule (After Waivers/Expense Reimbursements)
Transamerica ClearTrack® 2015	$136,916	$95,053	$36,030	$36,030	(73.68)%
Transamerica ClearTrack® 2020	$147,336	$107,972	$38,773	$38,773	(73.68)%
Transamerica ClearTrack® 2025	$228,695	$209,562	$60,183	$60,183	(73.68)%
Transamerica ClearTrack® 2030	$238,014	$230,417	$62,635	$62,635	(73.68)%
Transamerica ClearTrack® 2035	$246,565	$241,213	$64,886	$64,886	(73.68)%
Transamerica ClearTrack® 2040	$217,770	$204,560	$57,308	$57,308	(73.68)%
Transamerica ClearTrack® 2045	$145,544	$113,041	$38,301	$38,301	(73.68)%
Transamerica ClearTrack® 2050	$124,376	$85,874	$32,731	$32,731	(73.68)%
Transamerica ClearTrack® 2055	$3,426	$(68,701)	$902	$(68,706)	(73.68)%
Transamerica ClearTrack® 2060	$3,213	$(68,843)	$846	$(68,858)	(73.68)%
Transamerica ClearTrack® Retirement Income	$232,123	$199,211	$61,085	$61,085	(73.68)%

SUB-ADVISORY FEES

Under the Wilshire Sub-advisory Agreement, TAM (not the Funds) has agreed to pay Wilshire the greater of (i) an annual minimum fee of $200,000 per annum and (ii) the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

First $2.5 billion	0.05%
In excess of $2.5 billion	0.04%

Under the Wilshire Sub-advisory Agreement, sub-advisory fees are calculated based on the combined assets of the Funds.

Under the Franklin Advisers Sub-advisory Agreement, TAM (not the Funds) paid Franklin Advisers 0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion with respect to each Fund’s average daily net assets on an annual basis.

The actual asset-based sub-advisory fees paid by TAM to Franklin Advisers for the fiscal year ended October 31, 2021 under the Franklin Advisers Sub-advisory Agreement would have been the same as the asset-based sub-advisory fees that would have been paid by TAM to Wilshire for the same period under the Wilshire Sub-advisory Agreement, because the asset-based sub-advisory fee schedule did not change.

INFORMATION REGARDING THE SUB-ADVISER

Wilshire Advisors LLC is a privately held investment technology and advisory firm founded in 1972. Wilshire Advisors LLC is controlled by Monica Holdco (US) Inc., which is indirectly controlled by CC Monica Holdings, LLC and Motive Monica LLC, private investment firms. As of September 30, 2021, Wilshire Advisors LLC had approximately $93.8 billion in total assets under management. Wilshire Advisors LLC’s principal business address is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Nathan Palmer, CFA	Wilshire Advisors LLC	Portfolio Manager of the Funds since 2021; Joined Wilshire Advisors LLC in 2011; Managing Director; Head of Multi-Asset Portfolio Management (Investment Solutions)
Anthony Wicklund, CFA	Wilshire Advisors LLC	Portfolio Manager of the Funds since 2021; Joined Wilshire Advisors LLC in 2013; Managing Director; Member of Multi-Asset Portfolio Management (Investment Solutions)

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers and partners of Wilshire, as of October 31, 2021. The principal address of each individual as it relates to his or her duties at Wilshire, is the same as that of Wilshire unless otherwise noted.

Name	Position with Wilshire
Mark S. Makepeace	Chief Executive Officer
Jason A. Schwarz	President and Chief Operating Officer
Bendukai E. Bouey	Chief Compliance Officer
Nicholas Teunon	Chief Financial Officer
Andrew R.A. Stewart	Chief Innovation Officer
Mohamman R. Ghassemieh	Chief Benchmark Officer
Jonathan Horton	Chief Strategy and Integration Officer
Paul Grimes	Chief of Staff
Scott J. Condron	Chief Technology Officer
Tina E. Takeuchi	Human Resources Manager and Senior Vice President
Leah Minkowski Emkin	Managing Director and Head of Client Solutions
Monica Holdco (US) Inc.	Member

Management Activities. Wilshire does not act as investment adviser or sub-adviser for any registered investment companies, series of a registered investment company, separately managed accounts and/or other commingled pools with investment objectives similar to those of the Funds.

EVALUATION BY THE BOARD

At a meeting held on September 22-23, 2021, the Board considered the termination of Franklin Advisers as sub-adviser to the Funds and the approval of the proposed Wilshire Sub-advisory Agreement between TAM and Wilshire with respect to the Funds, as well as the approval of a revised management fee schedule for each Fund, both to take effect on or about December 6, 2021.

Following its review and consideration, the Board Members determined, with respect to each Fund, that the terms of the Wilshire Sub-advisory Agreement were reasonable and that the termination of Franklin Advisers as sub-adviser to each Fund and the approval of the Wilshire Sub-advisory Agreement was in the best interests of each Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Franklin Advisers and unanimously approved the Wilshire Sub-advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedules.

Prior to reaching their decision, the Board Members requested and received from TAM and Wilshire certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Wilshire Sub-advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Funds, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Wilshire present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Wilshire Sub-advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by Wilshire under the Wilshire Sub-advisory Agreement, the Board Members considered information provided by TAM and Wilshire regarding the operations, facilities, organization and personnel of Wilshire, the anticipated ability of Wilshire to perform its duties under the Wilshire Sub-advisory Agreement and the proposed changes to the Funds’ principal investment strategies. The Board Members further considered that: (i) Wilshire is an experienced asset management firm; (ii) TAM is recommending that Wilshire be appointed as sub-adviser to the Funds; and (iii) TAM believes that Wilshire has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on TAM’s assessment of Wilshire’s organization, investment personnel and experience sub-advising other registered funds. The Board Members also considered Wilshire’s proposed responsibilities and experience with the Funds’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the Wilshire Sub-advisory Agreement nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Wilshire can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Funds and that Wilshire’s appointment is not expected to diminish the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered Wilshire’s investment management experience, capabilities and resources. The Board Members reviewed the performance of the Funds for various trailing periods ended June 30, 2021 as compared to: (i) simulated, back-tested performance results of each Fund’s proposed strategy; (ii) each Fund’s respective peer group; (iii) each Fund’s current benchmark (with the exception of Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020, as noted below); and (iv) each Fund’s proposed benchmark. The Board noted that as a result of proposed strategy changes, Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 would have the same investment strategies as Transamerica ClearTrack® Retirement Income and therefore compared the back-tested performance results for these Funds against the current benchmark for Transamerica ClearTrack® Retirement Income. The Board also considered that the Funds (other than Transamerica ClearTrack® Retirement Income) would change their glide path such that they will reach their most conservative asset allocation on the date appearing in the Fund’s name, as opposed to 10 years after that date, and that Wilshire would not employ a managed risk strategy in any of the Funds.

Transamerica ClearTrack® 2015. The Board Members noted that the back-tested annualized return (“Back-Tested Return”) was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median, the Fund’s proposed benchmark and Transamerica ClearTrack® Retirement Income’s current benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2020. The Board Members noted that the Back-Tested Return was above the Fund’s return, the applicable peer group median, the Fund’s proposed benchmark and Transamerica ClearTrack® Retirement Income’s current benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2025. The Board Members noted that the Back-Tested Return was above the Fund’s return and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above the applicable peer group median for the past 1-year period and below the median for the past 3- and 5-year periods.

Transamerica ClearTrack® 2030. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median for the past 1-year period and below the median for the past 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2035. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2040. The Board Members noted that the Back-Tested Return was above the Fund’s return, the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2045. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1- and 5-year periods and below the Fund’s return for the past 3-year period. The Board Members also noted that the Back-Tested Return was above the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2050. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1-period and below the Fund’s return for the past 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica ClearTrack® 2055. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1-year period and below the Fund’s return for the past 3-year and since inception periods. The Board Members also noted that the Back-Tested Return was above the applicable peer group median for the past 1- and 3-year periods and below the median for the since inception period. The Board Members also noted that the Back-Tested Return was above the Fund’s proposed benchmark for the past 1-year, 3-year and since inception periods, above the Fund’s current benchmark for the past 3-year and since inception periods and below the Fund’s current benchmark for the past 1-year period.

Transamerica ClearTrack® 2060. The Board Members noted that the Back-Tested Return was above the Fund’s return for the past 1-year period and below the Fund’s return for the past 3-year and since inception periods. The Board Members also noted that the Back-Tested Return was above the Fund’s peer group median for the past 1-year period and below the applicable peer group median for the past 3-year and since inception periods. The Board Members also noted that the Back-Tested Return was above the Fund’s proposed benchmark for the past 1-year, 3-year and since inception periods, above the Fund’s current benchmark for the past 3-year and since inception periods and below the Fund’s current benchmark for the past 1-year period.

Transamerica ClearTrack® Retirement Income. The Board Members noted that the Back-Tested Return was above the Fund’s return, the applicable peer group median and the Fund’s current and proposed benchmarks, each for the past 1-, 3- and 5-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Wilshire, the Board concluded that Wilshire is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the proposed revised management fee schedule and the proposed sub-advisory fee schedule for each Fund. The Board Members noted that each Fund’s management fee would be lower at all asset levels and, based on assets as of June 30, 2021, would be below the applicable Broadridge and Morningstar peer group medians. The Board Members also considered that each Fund’s proposed sub-advisory fee schedule would be the same at all asset levels. In addition, the Board Members considered that each Fund’s acquired fund fees were expected to increase but that after giving effect to fee waivers and/or reimbursements, the net expenses of each class of each Fund were expected to remain the same. The Board noted that with the exception of Transamerica ClearTrack® 2020, the expected net expenses of Class R1 Shares and Class R3 Shares of each Fund would be equal to or below the applicable Morningstar and Broadridge peer universe medians. The Board noted that the expected net expenses of Class R3 Shares of Transamerica ClearTrack® 2020 and Class R6 Shares of each Fund would be above the applicable Morningstar and Broadridge peer universe medians. The Board considered the portion of each Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to Wilshire and noted that TAM considered the amount to be reasonable compensation for its services. The Board also considered that TAM has entered into an expense limitation arrangement with the Funds, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the proposed revised management fee schedule and the proposed sub-advisory fee schedule for each Fund were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to Wilshire, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Wilshire, which is not affiliated with TAM, and would be paid by TAM and not the Funds. As a result, the Board did not consider Wilshire’s anticipated profitability to be material to its decision to approve the Wilshire Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of June 30, 2021, there was expected to be a decrease in the net management fee retained by TAM for each Fund. The Board considered TAM’s view that each Fund’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Fund’s revised management fee schedule and the sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both such fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Fund to TAM, and the sub-advisory fees payable by TAM to Wilshire, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by Wilshire from its relationships with the Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Funds.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the Wilshire Sub-advisory Agreement for each Fund was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and the Wilshire Sub-advisory Agreement for each Fund.

BROKERAGE INFORMATION

With respect to each Fund, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Wilshire for the fiscal year ended October 31, 2021.

ADDITIONAL INFORMATION

TAM, the Funds’ investment manager, Transamerica Fund Services, Inc., the Funds’ transfer agent, and Transamerica Capital, Inc., the Funds’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of December 6, 2021, the Board Members and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of December 6, 2021, the following persons owned of record 5% or more of the outstanding shares of the class identified of each Fund:

Name & Address	Fund Name	Class	Shares	Percentage of Class
Transamerica ClearTrack® 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R1	2,560,846.223	90.70%
Transamerica ClearTrack® 2015 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R1	262,609.464	9.30%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2015	R3	1,069.483	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2015	R6	30,270.788	60.95%
Transamerica ClearTrack® 2015 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R6	19,288.343	38.83%
Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R1	3,129,687.557	90.78%

Name & Address	Fund Name	Class	Shares	Percentage of Class
Transamerica ClearTrack® 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R1	318,033.108	9.22%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2020	R3	1,056.624	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2020	R6	30,051.272	53.85%
Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R6	19,419.337	34.80%
Transamerica ClearTrack® 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R6	6,339.941	11.36%
Transamerica ClearTrack® 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R1	4,816,347.460	91.91%
Transamerica ClearTrack® 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R1	423,711.013	8.09%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2025	R3	1,013.556	100.00%
Transamerica ClearTrack® 2025 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R6	56,284.367	42.19%
Transamerica ClearTrack® 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R6	46,536.840	34.89%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2025	R6	29,936.725	22.44%
Transamerica ClearTrack® 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R1	4,014,239.499	88.61%

Name & Address	Fund Name	Class	Shares	Percentage of Class
Transamerica ClearTrack® 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R1	516,220.141	11.39%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2030	R3	1,000.195	100.00%
Transamerica ClearTrack® 2030 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R6	38,693.924	49.48%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2030	R6	30,175.140	38.58%
Transamerica ClearTrack® 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R6	7,935.064	10.15%
Transamerica ClearTrack® 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R1	3,976,116.140	88.79%
Transamerica ClearTrack® 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R1	501,921.061	11.21%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2035	R3	976.154	100.00%
Transamerica ClearTrack® 2035 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R6	38,189.972	50.45%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2035	R6	30,029.516	39.67%
Transamerica ClearTrack® 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R6	5,520.085	7.29%
Transamerica ClearTrack® 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R1	3,453,302.581	88.51%

Name & Address	Fund Name	Class	Shares	Percentage of Class
Transamerica ClearTrack® 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R1	448,334.662	11.49%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2040	R3	969.395	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2040	R6	30,246.811	54.66%
Transamerica ClearTrack® 2040 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R6	21,492.780	38.84%
Transamerica ClearTrack® 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R1	2,237,523.607	89.37%
Transamerica ClearTrack® 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R1	266,119.778	10.63%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2045	R3	949.706	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2045	R6	30,239.847	64.37%
Transamerica ClearTrack® 2045 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R6	14,295.219	30.43%
Transamerica ClearTrack® 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R1	1,898,371.012	93.18%
Transamerica ClearTrack® 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R1	138,846.448	6.82%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2050	R3	920.611	100.00%

Name & Address	Fund Name	Class	Shares	Percentage of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2050	R6	29,327.400	55.69%
Transamerica ClearTrack® 2050 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R6	15,732.954	29.88%
Transamerica ClearTrack® 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R6	7,597.196	14.43%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R1	27,410.960	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R3	999.489	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R6	28,009.859	75.03%
Transamerica ClearTrack® 2055 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2055	R6	5,756.119	15.42%
Transamerica ClearTrack® 2055 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2055	R6	3,455.680	9.26%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R1	27,438.268	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R3	1,000.202	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R6	28,039.355	83.60%

Name & Address	Fund Name	Class	Shares	Percentage of Class
Transamerica ClearTrack® 2060 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2060	R6	3,722.870	11.10%
Transamerica ClearTrack® Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R1	4,641,015.446	92.81%
Transamerica ClearTrack® Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R1	359,370.012	7.19%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® Retirement Income	R3	1,073.091	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® Retirement Income	R6	30,287.338	66.95%
Transamerica ClearTrack® Retirement Income Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R6	13,889.063	30.70%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of December 6, 2021, the following shareholders owned of record 25% or more of the outstanding shares of each Fund below:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Transamerica ClearTrack® 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	2,560,846.223	89.08%
Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	3,129,687.557	89.29%
Transamerica ClearTrack® 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	4,816,347.460	89.59%
Transamerica ClearTrack® 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	4,014,239.499	87.06%
Transamerica ClearTrack® 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	3,976,116.140	87.28%

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Transamerica ClearTrack® 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	3,453,302.581	87.23%
Transamerica ClearTrack® 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	2,237,523.607	87.67%
Transamerica ClearTrack® 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	1,898,371.012	90.77%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	28,009.859	42.74%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	27,410.960	41.52%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	28,039.355	45.38%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	27,438.268	44.11%
Transamerica ClearTrack® Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	4,641,015.446	91.95%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

January 6, 2021

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

WILSHIRE ADVISORS LLC

This Agreement, entered into as of December 6, 2021 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Wilshire Advisors LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information in the form provided to the Subadviser by TAM from time to time, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser, all of which shall be communicated to Subadvisor reasonably in advance of being effective. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time and provided to the Subadvisor by TAM (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), applicable interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser in writing, which shall be provided to Subadviser reasonably in advance of effectiveness. The Subadviser’s responsibility for providing the services described herein to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

TAM understands that the Subadviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and TAM has no objection to the Subadviser so acting, if the Subadviser duly performs all of its obligations under this Agreement. TAM also understands that the Subadviser may give advice and take action with respect to any of its other clients or for its own account that may differ from the timing or nature of action taken by the Subadviser with respect to the Fund. Nothing in this Agreement imposes upon the Subadviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Subadviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own accounts or for the account of any other client.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

Except with respect to any expenses allocated to the Fund under sub-section 4(a), above, the Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with the Governing Documents and the Fund’s current Prospectus and Statement of Additional Information, as may be updated from time to time, and such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund and only to the extent thereof, subject to any minimum subadvisory fees enumerated in Schedule A to this Agreement, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities by providing at least 60 days’ prior written notice to Subadviser. This Agreement may also be terminated by TAM upon at least 60 days’ written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving at least 60 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser shall have no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

TAM and the Board understand that the value of investments made for the Fund may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. Neither the Subadviser nor TAM have made, and are not making, any guarantees, including any guarantee as to any specific level of performance of the Fund. TAM and the Board understand that investment decisions made on behalf of the Fund by the Subadviser are subject to various market and business risks.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser agrees to notify TAM promptly in the event that the Subadviser intends to change the investment objective or strategy with respect to the Fund such that the description of the investment objective, investment strategies and risks for the Fund in the Registration Statement is materially inconsistent with the manner in which the Subadviser is managing the investment program of the Fund, or in the event that the identification and description of risks in the Registration Statement no longer includes or accurately describes in all material respects, all material risks known to the Subadviser in connection with the management of the Fund by the Subadviser.

12. Use of Name. Neither TAM nor the Trust shall use the name of the Subadviser or the marks, symbols or logos of the Subadviser in any manner not approved in advance in writing by the Subadviser, provided, however, that Subadviser hereby approves the use of its name solely in reference to its engagement as a subadvisor to the Fund hereunder in connection with any marketing material regarding a Fund and/or in filings or documentation required by the SEC or state securities commission; and provided further, that in no even shall any such approval be unreasonably withheld.. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request, provided that notwithstanding the foregoing, the Subadvisor shall be permitted to keep a copy of such records in accordance with Subadvisor’s internal compliance and record-keeping requirements. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are the sole third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder, beneficial owner or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

20. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

21. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

22. Confidentiality. Any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by TAM, the Fund or such persons as TAM may designate in connection with the Fund for use in connection with the Fund and for no other purpose. Notwithstanding the foregoing, confidential information hereunder (“Confidential Information”) may be disclosed to the extent required by law or by an order or decree or request of any court or other governmental or regulatory authority; provided, however, that each party will, if legally compelled to disclose such information: (i) provide the other party with prompt written notice of that fact so that the other party may attempt to obtain a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 23; (ii) disclose only that portion of the Confidential Information that a party’s legal counsel advises is legally required; and (iii) endeavor to obtain assurance that confidential treatment will be accorded the Confidential Information so disclosed. Confidential information, including permitted copies, will be deemed to be the exclusive property of the disclosing party. The disclosing party’s disclosure of the Confidential Information will not constitute an express or implied grant to the receiving party of any rights under the disclosing party’s copyrights, trade secrets, trademarks or other intellectual property rights.

Notwithstanding any other provision of this Agreement, TAM consents on its own behalf and on behalf of the Trust and the Fund to the identification of each such party as a client of Subadviser and, to the extent Subadviser is obligated by contract or applicable law or regulation, disclosure of fees paid by TAM to Subadviser in respect of inquiries relating to potential conflicts of interests from existing or prospective clients of other Subadviser services.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

WILSHIRE ADVISORS LLC

By:	/s/ Jason Schwarz
Name:	Jason Schwarz
Title:	President

Schedule A

In exchange for Subadviser services under the Agreement, TAM shall pay the Subadviser the greater of (i) an annual minimum fee of $200,000 per annum and (ii) the asset-based Investment Sub-advisory Fee as provided below.

Fund	Investment Subadvisory Fee*

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

Transamerica ClearTrack® Retirement Income

0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion**

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the Transamerica ClearTrack® Retirement Series, which consists of the funds named above, each a separate series of Transamerica Funds.

TRANSAMERICA FUNDS

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

Transamerica ClearTrack® Retirement Income

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Transamerica ClearTrack® funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Transamerica Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to each Fund. Specifically, the Board of Trustees of the Trust has approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Wilshire Advisors LLC (“Wilshire”) with respect to the Funds. Wilshire began sub-advising the Funds on December 6, 2021. In connection with the change in sub-adviser, and as discussed in the supplement to the Funds’ prospectus, summary prospectuses and statement of additional information dated September 29, 2021, and also reflected in each Fund’s summary prospectuses dated March 1, 2021, as revised December 6, 2021, the following changes were made, including: (i) each Fund’s principal investment strategies and principal risks were revised; (ii) each Fund’s management fee schedule was lowered; (iii) the investment objective of each Fund (other than Transamerica ClearTrack® 2015 and Transamerica ClearTrack® Retirement Income) was revised; and (iv) the benchmark for each Fund was changed. TAM continues to serve as each Fund’s investment manager. In addition, as described in the supplement, effective as of December 6, 2021, Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 were closed to most new investors.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available on the Transamerica website until at least July 6, 2022 at https://www.transamerica.com/sites/default/files/files/e070d/tf-qs-franklin-to-wilshire-info-stmt.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.